LION BATTERY TECHNOLOGIES INC.	12 Months Ended
Aug. 31, 2022
Disclosure of detailed information about investment property [abstract]
LION BATTERY TECHNOLOGIES INC. [Text Block]

5. LION BATTERY TECHNOLOGIES INC.

Lion was incorporated on June 17, 2019, with the objective to research new lithium battery technology utilizing platinum and palladium. The Company received 400,000 common shares of Lion, valued at a price of $0.01 per share, as the original founder of Lion. On July 12, 2019, the Company and Anglo American Platinum Limited ("Amplats") entered investment, shareholder and research agreements to facilitate Lion's objectives. Initially the Company and Amplats agreed to equally invest up to an aggregate of $4.0 million into Lion and on July 6, 2021 the Company and Amplats agreed to increase the planned funding to Lion by a further $2.73 million, to a total of up to $6.73 million, in order to allow the acceleration of certain research and commercialization activities (see below). All agreed funding into Lion by the Company and Amplats is to be exchanged for preferred shares of Lion at a price of $0.50 per share over an approximate three to five year period. Lion has been funded equally by both Anglo and the Company as follows:

Date	Gross Funding to Lion
July 2019	$1,100
June 2020	$700
February 2021	$700
February 2022	$500

The Company accounts for Lion using equity accounting as Lion is jointly controlled with Amplats. Lion pays a fee of $3 per month to the Company for general and administrative services.

Research Program - Florida International University

On July 12, 2019, Lion entered into a Sponsored Research Agreement ("SRA") with Florida International University ("FIU") to fund a $3.0 million research program over approximately three years. On July 6, 2021 Lion agreed to increase the planned amount of research funding to FIU by a further amount of $1.0 million, for a total of up to $4.0 million. The first tranche to FIU under the SRA, totaling $1.0 million plus a one-time fee of $50, was funded by Lion in mid July 2019. Research work commenced at FIU during September 2019. During calendar 2020 FIU completed the first research milestone pursuant to the SRA, which triggered a second tranche of funding to FIU in the amount of $667. Based on research advancement, a third tranche in the amount of $667 was paid by Lion to FIU in February 2021. In February 2022 a fourth tranche of $500 was paid by Lion to FIU. Lion has provided aggregate research funding in the amount of $2.9 million to FIU as of August 31, 2022.

On August 4, 2020, the U.S. Patent and Trademark Office issued Patent No. 10,734,636 B2 entitled "Battery Cathodes for Improved Stability" to FIU. The patent includes the use of platinum group metals and carbon nanotubes and other innovations in a lithium battery. A second patent related to this technology was issued in December 2020 and a third was issued in June 2021. On October 4, 2022 a fourth patent No. 11,462,743 B2 was issued under the title "Battery comprising a metal interlayer" to FIU. This fourth patent involves the use of palladium as interlayer in batteries to stabilize and enable lithium metal anodes in various existing and emerging lithium battery technologies. Further patents are currently applied for. Under the SRA, Lion has exclusive rights to all intellectual property being developed by FIU including patents granted. Lion is also reviewing several additional and complementary opportunities focused on developing next-generation battery technology using platinum and palladium.